EXHIBIT IV

                            				 VSE CORPORATION
               	    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       	As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 3, 2000 included in Registration Statement File Numbers 333-15307, 333-15309, 333-15311 and 333-92427.


                                           					     ARTHUR ANDERSEN LLP


Vienna, Virginia
  March 15, 2000





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